Filed pursuant to Rule 497

File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 12 dated December 7, 2017

To

Prospectus dated April 28, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 28, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through December 6, 2017, we received and accepted subscriptions in our offerings for approximately 101,879,300 shares of our common stock at an average price per share of $10.29, for corresponding gross proceeds of approximately $1,048,069,500, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

This supplement amends the indicated sections of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled “Prospectus Summary — Recent Developments — UBS Credit Facility” is hereby amended by adding the following as the ninth through eleventh paragraphs thereof on page 22:

On December 1, 2017, Murray Hill Funding II amended and restated the Indenture, or the Amended Indenture, pursuant to which the aggregate principal amount of Notes that may be issued by Murray Hill Funding II was increased from $192,307,692 to $266,666,668. Murray Hill Funding will purchase the Notes to be issued by Murray Hill Funding II from time to time.

On December 1, 2017, Murray Hill Funding entered into a First Amended and Restated Master Confirmation to the Global Master Repurchase Agreement, or the Amended Master Confirmation, which sets forth the terms of the repurchase transaction between Murray Hill Funding and UBS under the UBS Facility. As part of the Amended Master Confirmation, on or about December 15, 2017 and March 30, 2018, UBS will purchase the increased aggregate principal amount of Notes held by Murray Hill Funding for an aggregate purchase price equal to 75% of the principal amount of Notes issued. As a result of the Amended Master Confirmation, the aggregate maximum amount payable to Murray Hill Funding and to be made available to us under the UBS Facility was increased from $125,000,000 to $200,000,000.

Murray Hill Funding paid an upfront fee and incurred certain other customary costs and expenses in connection with amending the UBS Facility.

MANAGEMENT

On July 11, 2017, AIM was admitted as a member of CIM and AIM’s investment sub-advisory agreement with us was terminated.

On November 27, 2017, Joseph Glatt, 44, gave notice to our board of directors that he was resigning as a director, effective immediately and automatically upon all members of CIM signing the fourth amended and restated limited liability company agreement of CIM, or the CIM LLC Agreement (as described below). Mr. Glatt’s decision to resign was not the result of a disagreement with us on any matter relating to our operations, policies or practices. Effective as of December 4, 2017, our board of directors accepted Mr. Glatt’s resignation and approved a decrease in the size of our board from seven to six directors. As a result of the resignation of Mr. Glatt, our board of directors consists of two interested directors and four independent directors. Although Mr. Glatt has resigned from our board, AIM has the right to appoint an individual to serve as an observer to our board of directors as described below.

On November 27, 2017, Richard Kilcoyne tendered his resignation as AIM's appointee to the investment committee of CIM, effective immediately and automatically upon all members of CIM signing the CIM LLC Agreement.

The resignations of Mr. Glatt and Mr. Kilcoyne occurred in connection with the new and ongoing relationship among us, CIM and AIM.

INVESTMENT SUB-ADVISORY AGREEMENT

On December 4, 2017, the members of CIM entered into the CIM LLC Agreement in connection with the joint venture between AIM and CIG. Under the CIM LLC Agreement, the classes of membership interests in CIM were designated the following rights and obligations pursuant to which (i) AIM’s class of membership interests in CIM has the right to appoint an individual to serve as a representative to attend all meetings of our board of directors and each committee of our board of directors in a non-voting, observer capacity; (ii) AIM’s responsibilities will include, among other things, identifying and providing information about potential investment opportunities for approval by CIM and providing reasonable expertise and knowledge with respect to CIM-sourced transactions; and (iii) CIG’s class of membership interests in CIM will have the right to appoint an additional member to the investment committee of CIM, which currently consists of three members selected by CIG, Michael A. Reisner, Mark Gatto and Gregg A. Bresner.

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